UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2011

Vistaprint N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Hudsonweg 8
Venlo
The Netherlands	5928 LW
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 31 77 850 7700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On April 28, 2011, Vistaprint N.V. issued a press release announcing its financial results for the third fiscal quarter ended March 31, 2011. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     See the Exhibit Index attached to this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2011	VISTAPRINT N.V.
	By:	/s/ Ernst Teunissen
Ernst Teunissen
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 28, 2011 entitled “Vistaprint Reports 2011 Fiscal Year Third Quarter Financial Results”

4